TIDAL TRUST II 485BPOS

Exhibit 99(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 30, 2024, relating to the financial statements and financial highlights of YieldMax AAPL Option Income Strategy ETF, YieldMax ABNB Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax GOOGL Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF, each a series of Tidal Trust II, which are included in Form N-CSR for the year or period ended October 31, 2024, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

We also hereby consent to the references to our firm in this Registration Statement on Form N-1A of YieldMax ADBE Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF, and YieldMax ZM Option Income Strategy ETF, each a series of Tidal Trust II, under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 25, 2025